                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934




                Date of Report (date of earliest event reported):
                                  June 17, 2002




                               UPTOWNER INNS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)




        WEST VIRGINIA                    0-1957                   55-0457171
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               1415 FOURTH AVENUE
                         HUNTINGTON, WEST VIRGINIA 25701
                 ----------------------------------------------
               (Address of Principal Executive Offices, Zip Code)



       Registrant's telephone number, including area code: (304) 525-8162

Item 4.  Changes in Registrant's Certifying Accountant.

         Effective June 17, 2002, Uptowner Inns, Inc. (the "Company"), without the approval of the Company's Board of Directors, dismissed its independent public auditors, J.D. Cloud & Co. L.L.P. ("Cloud"). Cloud served as the Company's independent certified public accountants pursuant to an engagement letter dated July 13, 2001 and audited the Company's financial statements for the fiscal year ended June 30, 2001, but was not retained by the Company to audit the Company's financial statements for the fiscal year ended June 30, 2002. Cloud's reports on the consolidated financial statements of the Company for the fiscal year ended June 30, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company's predecessor auditors, Somerville & Company, P.L.L.C., issued unqualified opinions for the Company's financial statements for the fiscal years ended June 30, 2000, and June 30, 1999. There have been no disagreements between the Company and Cloud on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         On June 17, 2002, the Company signed an engagement letter with Diamond, Leftwich & Co. PLLC. On June 24, 2002, Diamond, Leftwich & Co. PLLC rescinded the engagement letter. There were no disagreements between the Company and Diamond, Leftwich & Co. PLLC on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         Cloud has indicated to the Company that it will respond fully to the inquiries of the Company's successor accountant, and Cloud has provided a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, which letter is contained as Exhibit 16(i) to this Form 8-K.


Item 7.  Exhibits

         (c)      Exhibits.

                  16(i) - Letter from J.D. Cloud & Co. L.L.P. to SEC, as required by Item 304(a)(3) of Regulation S-K.

                  16(ii) - Letter from Diamond, Leftwich & Co. PLLC to SEC, as required by Item 304(a)(3) of Regulation S-K (to be filed by amendment).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2002                                Uptowner Inns, Inc.


                                             By     /s/ Carl E. Midkiff
                                                ------------------------------
                                                Carl E. Midkiff
                                                Chief Executive Officer